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                                                                   EXHIBIT 10.61

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
                     ---------------------------------------

         THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT, is made and entered into as of the 15th day of November 2001, by and between MIKOHN GAMING CORPORATION ("MIKOHN") and OLAF VANCURA ("Employee").

                              W I T N E S S E T H:

         WHEREAS, MIKOHN and Employee deem it to be in their respective best interests to amend that certain Employment Agreement entered into as of August 31, 1998, between MIKOHN and Employee (the "Agreement").

                  NOW, THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, it is hereby agreed as follows:

         1. Section 1 of the Agreement shall be amended to extend the term of the Agreement by one (3) years reading as follows:

                           Term. The term of this Agreement shall commence on
                           ----
                  the date hereof and extend to October 15, 2004 ("Term"). Unless MIKOHN or Employee gives written notice that this Agreement shall be allowed to expire and the employment relationship thereby terminated at least thirty (30) days prior to the expiration of the Term, this Agreement shall continue in effect from month to month after the expiration of the Term and shall be terminable by either party upon thirty
                  (30) days' written notice.

         2. The first sentence of Section 2 of the Agreement shall be deleted and replaced with the following: "Employee's position with MIKOHN will be Vice President - Games Development."

         3. Section 5.1 of the Agreement shall be amended to read as follows:

                           Base Annual Salary. Subject to other specific
                           ------------------
                  provisions in this Agreement, as compensation for services hereunder, Employee shall receive a Base Annual Salary at the rate of not less than $185,000 per annum.

         4.       Section 5.2 of the Agreement shall be deleted.

         5. MIKOHN hereby acknowledges that the royalties payable under Sections 5.6 and/or 12 of the Agreement will extend beyond the termination or expiration of the Agreement for so long as the game to which they are attributable is used by MIKOHN.

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                  IN WITNESS WHEREOF, the parties hereto have read, understood, and voluntarily executed this First Amendment to Employment Agreement as of the day and year first above written.

EMPLOYEE                                         MIKOHN GAMING CORPORATION


/s/ Olaf Vancura                                 By: /s/ Charles H. McCrea
-----------------------------                       ------------------------
OLAF VANCURA
                                                 Title: Secretary
                                                       ---------------------

Date:________________________                    Date:______________________

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